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                                                                    EXHIBIT 10.6

                               GUARANTY SUPPLEMENT

      Each of the undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty, dated as of June 29, 2004 (the "Guaranty"), among GUARDIAN ASSETS, INC. and certain other Subsidiaries of AMKOR TECHNOLOGY, INC. from time to time party thereto as Guarantors and acknowledged by CITICORP NORTH AMERICA, INC., as Administrative Agent, and each of the undersigned hereby acknowledges receipt of a copy of the Guaranty and the Credit Agreement. Each of the undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

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      IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of October 27, 2004.

                                        UNITIVE, INC.

                                        By: /s/ ARTHUR BERGENS
                                            -----------------------------------
                                            Name:  Arthur Bergens
                                            Title: Chief Financial Officer

                                        UNITIVE ELECTRONICS, INC.

                                        By: /s/ ARTHUR BERGENS
                                            -----------------------------------
                                            Name:  Arthur Bergens
                                            Title: Chief Financial Officer

                    [SIGNATURE PAGE TO GUARANTY SUPPLEMENT]
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ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By: /s/ ASGHAR ALI
    -------------------------
Name:  Asghar Ali
Title: Vice President

                    [SIGNATURE PAGE TO GUARANTY SUPPLEMENT]